Exhibit 10.2



                                            AMENDMENT dated as of March 28, 2002
                                            (this "Amendment") to the Credit
                                            Agreement dated as of March 29,
                                            2001, (as amended, restated,
                                            modified or otherwise supplemented,
                                            from time to time, the "Credit
                                            Agreement") by and among THE HAIN
                                            CELESTIAL GROUP, INC., a Delaware
                                            corporation (the "Company"), FLEET
                                            NATIONAL BANK, a national banking
                                            association, as Administrative Agent
                                            and as a Lender, SUNTRUST BANK, a
                                            Georgia banking corporation, as
                                            Syndication Agent and as a Lender,
                                            HSBC BANK USA, a New York banking
                                            corporation, as Documentation Agent
                                            and as a Lender, and the other
                                            Lenders party thereto.

     WHEREAS, the Company has requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to extend the Revolving Credit Facility B Commitment Termination Date as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.       Amendments.

     (a) The definition of Revolving Credit Facility B Commitment Termination Date in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

     " `Revolving Credit Facility B Commitment Termination Date' shall mean March 27, 2003."

         (b) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order each of which shall be and read in their entirety as follows:

                  " `Revolving Credit Facility A Commitment Proportion' shall mean, with respect to each Lender at the time of determination, the ratio, expressed as a percentage (a) which such Lender's Revolving Credit Facility A Commitment bears to the Total Revolving Credit Facility A Commitment, or (b) if the Revolving Credit Facility A Commitments have expired or have been terminated, which such Lender's Revolving Credit Facility A Loans bear to the principal balance of the Revolving Credit Facility A Loans then outstanding."

                  " `Revolving Credit Facility B Commitment Proportion' shall mean, with respect to each Lender at the time of determination, the ratio, expressed as a percentage (a) which such Lender's Revolving Credit Facility B Commitment bears to the Total Revolving Credit Facility B Commitment, or (b) if the Revolving Credit Facility B Commitments have expired or have been terminated, which such Lender's Revolving Credit Facility B Loans bear to the principal balance of the Revolving Credit Facility B Loans then outstanding."

     (c) Section 2.03(a) of the Credit Agreement is hereby amended by deleting the phrase "Commitment Proportions" in line 5 thereof and substituting the following in its place: "Revolving Credit Facility A Commitment Proportions".

         (d) Section 2.03(b) of the Credit Agreement is hereby amended by deleting each reference to the phrase "Commitment Proportion" in the fifth sentence thereof and substituting the following in each circumstance in its place: "Revolving Credit Facility A Commitment Proportion".

         (e) Section 2.03(d) of the Credit Agreement is hereby amended by (i) deleting the phrase "Commitment Proportions" in line 4 thereof and substituting the following in its place: "Revolving Credit Facility A Commitment Proportions", and (ii) adding the phrase ", in accordance with its Revolving Credit Facility A Commitment Proportions," immediately following the words "pro rata share" in line 5 thereof.

         (f) Section 2.04(c) of the Credit Agreement is hereby amended by deleting the phrase "Commitment Proportion" in line 15 and line 17 thereof and substituting the following in each circumstance in its place: "Revolving Credit Facility A Commitment Proportion".

         (g) Section 3.04(a) of the Credit Agreement is hereby amended by adding the phrase ", in accordance with such Lender's Commitment Proportion," immediately following the words "each Lender" in line 2 thereof.

         (h) Section 3.04(b) of the Credit Agreement is hereby amended by adding the phrase ", determined in accordance with such Lender's Revolving Credit Facility A Commitment Proportion," immediately following the words "the Lenders" in line 2 thereof.

         (i) Section 3.04(c) of the Credit Agreement is hereby amended by adding the phrase "determined in accordance with such Lender's Revolving Credit Facility A Commitment Proportion," immediately following the words "each Lender," in line 2 thereof.

         (j) Section 3.11(a) of the Credit Agreement is hereby amended by deleting the phrase "reimbursements by the Company to the Issuing Lender with respect to drawings under Letters of Credit pursuant to Section 2.03 hereof," beginning in line 5 thereof.

     (k) Section 3.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a proposed Borrowing Date that such Lender is affected by the events or circumstances described in Sections 3.05, 3.06, 3.07 or 3.10 and that such Lender will not make the amount which would constitute its Revolving Credit Facility A Commitment Proportion or Revolving Credit Facility B Commitment Proportion of the borrowing, as applicable, on such Borrowing Date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is not made available to the Administrative Agent until a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand interest on such Lender's Revolving Credit Facility A Commitment Proportion or Revolving Credit Facility B Commitment Proportion, as applicable, of such borrowing at a rate equal to the greater of (i) the daily average Federal Funds Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation during such period, from and including such Borrowing Date to the date on which such Lender's Revolving Credit Facility A Commitment Proportion or Revolving Credit Facility B Commitment Proportion, as applicable, of such borrowing shall have become immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts due pursuant to this Section 3.12(b) shall be conclusive absent demonstrable error. Nothing herein shall be deemed to relieve any Lender from its obligations to fulfill its commitment hereunder or to prejudice any right which the Company may have against any Lender as a result of any default by such Lender hereunder."

         (l) Section 9.09 of the Credit Agreement is hereby amended by (i) adding the parenthetical "(based upon such Lender's Commitment Proportion)" immediately following the words "pro rata share" in line 6 thereof, and (ii) adding the parenthetical "(based upon such Lender's Commitment Proportion)" immediately following the words "pro rata" in line 10 thereof.

         (m) Section 10.05(c) of the Credit Agreement is hereby amended by adding the phrase "except as otherwise agreed to by the Administrative Agent," at the beginning of subsection (ii) in the last sentence thereof.

         (n) The signature page of Fleet National Bank to the Credit Agreement is hereby amended by deleting the reference to "$17,812,500" following the words "Revolving Credit Facility B Commitment", and replacing it with "$23,750,000".

         (o) The signature page of National City Bank of Ohio to the Credit Agreement is hereby amended by deleting the reference to "$5,937,500" following the words "Revolving Credit Facility B Commitment", and replacing it with "$0".

2.       Miscellaneous.

         Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date, unless any such representation or warranty is as of a specific date, in which case, as of such date, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective on the later of (i) March 28, 2002, or (ii) when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent and the Administrative Agent shall have received the consent of all the Lenders.

         The Company has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith have each been duly executed and delivered by the Company and the transactions contemplated herein have been duly authorized.

         This Amendment shall constitute a Loan Document.

         This Amendment shall governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                  THE HAIN CELESTIAL GROUP, INC.


                                  By:_____________________________
                                  Name:    Ira J. Lamel
                                  Title:   Chief Financial Officer


                                  FLEET BANK NATIONAL BANK,
                                  as Administrative Agent


                                  By:_____________________________
                                  Name:    Kevin M. Brown
                                  Title:   Senior Vice President

                                            AMENDMENT dated as of June 25, 2002,
                                            (this "Amendment") to the Credit
                                            Agreement dated as of March 29,
                                            2001, (as amended, restated,
                                            modified or otherwise supplemented,
                                            from time to time, the "Credit
                                            Agreement") by and among THE HAIN
                                            CELESTIAL GROUP, INC., a Delaware
                                            corporation (the "Company"), FLEET
                                            NATIONAL BANK, a national banking
                                            association, as Administrative Agent
                                            and as a Lender, SUNTRUST BANK, a
                                            Georgia banking corporation, as
                                            Syndication Agent and as a Lender,
                                            HSBC BANK USA, a New York banking
                                            corporation, as Documentation Agent
                                            and as a Lender, and the other
                                            Lenders party thereto.

WHEREAS, the Company, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend a certain provision of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.       Amendment.

         (a) Section 7.15 of the Credit Agreement (Dividends) is hereby amended by deleting the reference to "$5,000,000" at the end thereof and replacing it with the amount of "$10,000,000".

2.       Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

This Amendment shall constitute a Loan Document.

This Amendment shall governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Required Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                  THE HAIN CELESTIAL GROUP, INC.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  FLEET BANK NATIONAL BANK,
                                  as Administrative Agent


                                  By:_____________________________
                                  Name:
                                  Title: